Earnings Per Common Share (Detail) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Basic earnings per common share computation
Net income attributable to Unisys Corporation common stockholders	$ 44.0	$ 92.3	$ 129.4
Weighted average shares	49,280	43,899	43,864
Basic earnings per common share	$ 0.89	$ 2.10	$ 2.95
Diluted earnings per common share computation
Net income attributable to Unisys Corporation common stockholders	44.0	92.3	129.4
Add preferred stock dividends	2.7	16.2	16.2
Net income attributable to Unisys Corporation for diluted earnings per share	$ 44.0	$ 92.3	$ 145.6
Weighted average shares	49,280	43,899	43,864
Plus incremental shares from assumed conversions
Employee stock plans	304	448	439
Preferred stock			6,913
Adjusted weighted average shares	49,584	44,347	51,216
Diluted earnings per common share	$ 0.89	$ 2.08	$ 2.84